Exhibit 10.2

                       Bina Bawi Joint Operating Agreement

                        Novation and Amendment Agreement

                        DATED: 8th day of September 2006



                          A & T Petroleum Company, Ltd.



                               Hawler Energy, Ltd.



                              Hillwood Energy, Ltd.



                                     - and -



                              Calibre Energy, Ltd.




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                        NOVATION AND AMENDMENT AGREEMENT

                                 - relating to -

                the Joint Operating Agreement for Bina Bawi EPSA
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



                       BINA BAWI JOINT OPERATING AGREEMENT

                        NOVATION AND AMENDMENT AGREEMENT


This Agreement is made and entered into this day of September, 2006 between and among A & T Petroleum Company, Ltd., a company incorporated and existing under the laws of the Cayman Islands ("A & T"), Hawler Energy, Ltd., a company incorporated and existing under the laws of the Cayman Islands ("Hawler"), Hillwood Energy, Ltd, a company incorporated and existing under the laws of the Cayman Islands ("Hillwood"), and Calibre Energy, Ltd., a company incorporated and existing under the laws of ________________ ("Calibre").

A & T, Hawler, Hillwood and Calibre are sometimes herein referred to collectively as the "Parties" and individually as a "Party".

WITNESSETH:

A. WHEREAS, A & T and Hawler entered into a Joint Operating Agreement dated August __, 2006 (hereinafter referred to as the "JOA"), which sets forth the respective rights, interests, obligations and liabilities of the parties thereto with regard to the conduct of Petroleum Operations in the Bina Bawi Area, pursuant to the Exploration and Production Sharing Agreement dated March 29, 2006 (hereinafter referred to as the "PSA"), between A & T, Hawler and the Oil and Gas Petroleum Establishment of the Kurdistan Regional Government - Iraq ("OGE");

B. WHEREAS, Hawler has transferred and assigned an undivided 10% Participating Interest in and under the PSA to Hillwood. OGE approval of the assignment of the interest in the PSA is currently pending.

C. WHEREAS, Hawler has transferred and assigned an undivided 10% Participating Interest in and under the PSA to Calibre. OGE approval of the assignment of the interest in the PSA is currently pending.

D. WHEREAS, the assignment of the 10% Participating Interest in and under the JOA will be perfected, inter alia, by the execution of this Novation and Amendment Agreement.


NOW THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS:

1. Unless specifically defined in this Agreement, terms and expressions defined in the JOA shall bear the same meanings herein.

2. The Parties severally agree that from the date on which the OGE gives its final official written approval to the assignment to Hillwood of an undivided 10% Participating Interest in and under the PSA to (hereinafter referred to as the "Hillwood Effective Date"), Hillwood shall become a party to the JOA with a 10% Participating Interest (hereinafter referred to as the "Hillwood Assigned Interest") and shall be entitled to all the benefits and subject to all the obligations under the JOA in respect to such Assigned Interest.

3. The Parties severally agree that from the date on which the OGE gives its final official written approval to the assignment to Calibre of an undivided 10% Participating Interest in and under the PSA to (hereinafter referred to as the "Calibre Effective Date"), Calibre shall become a party to the JOA with a 10% Participating Interest (hereinafter referred to as the "Calibre Assigned Interest") and shall be entitled to all the benefits and subject to all the obligations under the JOA in respect to such Assigned Interest.

4. Hillwood hereby undertakes with each other Party, from the Hillwood Effective Date to observe, perform, discharge and be bound by all liabilities and obligations of Hawler to an undivided 10% Participating Interest, whether actual, accrued, contingent, or otherwise, to the same extent as if Hillwood had been a party to the JOA in relation to the Hillwood Assigned Interest in place of Hawler as to such interest.

5. Calibre hereby undertakes with each other Party, from the Calibre Effective Date to observe, perform, discharge and be bound by all liabilities and obligations of Hawler to an undivided 10% Participating Interest, whether actual, accrued, contingent, or otherwise, to the same extent as if Calibre had been a party to the JOA in relation to the Calibre Assigned Interest in place of Hawler as to such interest.

6. Each of the Parties hereto hereby releases and discharges Hawler from the liabilities and obligations assumed by Hillwood pursuant to paragraph 4 above and each Party hereto accepts the like liabilities and obligations of Hillwood thereof.

7. Each of the Parties hereto hereby releases and discharges Hawler from the liabilities and obligations assumed by Calibre pursuant to paragraph 5 above and each Party hereto accepts the like liabilities and obligations of Calibre thereof.

8.       From the Hillwood Effective Date and the Calibre Effective Date,
         Article 3.2(A) of the JOA is hereby amended with the replacement of the following Participating Interests shares of the Parties, becoming as follows:

                  A & T                              50%
                  Hawler                             30%
                  Hillwood                           10%
                  Calibre                            10%


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


9. In Article 17 of the JOA the following address for notices is added:

         Hillwood
         13600 Heritage Parkway, Suite 200
         Fort Worth, TX 76177
         Attention:        Mark Rollins
         Office:              817.224.6031
         Fax:                  817.224.6062

         Calibre
         Suite 402
         1155 Dairy Ashford St.
         Houston, Texas  77079-3012
         Attention:        Edward L. Moses
         Office:
         Fax:

10. This Agreement shall be treated as constituting all approvals, confirmations, undertakings and other actions required under the JOA in respect of the matters referred to herein.

11. Subject as expressly provided in this Agreement, all other provisions of the JOA shall remain in full force and effect and binding on the parties hereto.

12. This Agreement may be executed in counterparts with the same effect as if all parties hereto had executed the same document, provided that no party hereto shall be bound to this Agreement unless and until all parties hereto have executed a counterpart.

13. This Agreement is governed by and interpreted in accordance with the laws of England, excluding those conflicts of law rules that would apply the laws of another jurisdiction.

14. Parties hereby agree that any dispute, controversy or claim arising out of or in relation to this Agreement either before or after Hillwood or Calibre becomes a Party to the JOA, shall be settled in accordance with the provisions of Article 18 of the JOA. Parties declare that they fully know and understand such Article 18 and consider it incorporated into this Agreement.


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


IN WITNESS WHEREOF, each party has caused its duly authorised representative to execute this instrument in 4 originals on the day and year first above written with the intention of being bound thereby.

                                            A & T PETROLEUM COMPANY, LTD.



                                            By:
                                               ---------------------------------
                                                     Name
                                                     Title



                                            HAWLER ENERGY, LTD.



                                            By:
                                               ---------------------------------
                                                     Name
                                                     Title



                                            HILLWOOD ENERGY, LTD.




                                            By:
                                               ---------------------------------
                                                     Name
                                                     Title



                                            CALIBRE ENERGY, LTD.




                                            By:
                                               ---------------------------------
                                                     Name
                                                     Title



                                  Page 5 of 5